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                                                                    EXHIBIT 10.2

                               SECURITY AGREEMENT

         This Security Agreement (this "Agreement"), dated as of February 4, 2004, is entered into by and between WOWI Acquisition, Inc., a Texas corporation ("WOWI"), and World of Outlaws, Inc., a Texas corporation (the "Secured Party").

         WHEREAS, in order to induce the Secured Party to enter into the Asset Purchase Agreement dated as of the date hereof, by and among WOWI, Ted Johnson, Boundless Motor Sports Racing, Inc., a Nevada corporation and the parent to WOWI, and Secured Party (the "Purchase Agreement"), and to secure the Note (as defined in the Purchase Agreement) issued to Secured Party thereunder, the Secured Party has required that WOWI grant to the Secured Party a security interest in the Collateral (as defined below) as set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and other agreements hereinafter contained, in order to induce the Secured Party to undertake its obligations under the Purchase Agreement, WOWI hereby agrees with the Secured Party for its benefit as follows:

                                   ARTICLE I
                                   DEFINITIONS

         The following terms shall have the meanings set forth below. Capitalized terms used, but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

         "Business" means sprint car racing, promotion and race sanctioning business.

         "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign, upon the Collateral or WOWI.

         "Collateral" shall mean and include:

                  (a) all Assets (as defined in the Purchase Agreement);

                  (b) any and all accounts, accounts receivable, receivables, contract rights, book debts, checks, notes, drafts, instruments, chattel paper, acceptances, chooses in action now existing or hereafter arising out of the business of the WOWI;

                  (c) any and all of WOWI's inventory, including without limitation any and all goods held for sale or lease or being processed for sale or lease in WOWI's business as now or hereafter conducted, whether now owned or hereinafter acquired, including all materials, goods and work in process, finished goods, and other tangible property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in WOWI's business, along with all



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documents (including documents of title) covering inventory, all cash and non-cash proceeds from the sale of inventory including proceeds from insurance;

                  (d) any and all of WOWI's equipment, including without limitation any and all furniture, fixtures and equipment, whether now owned or hereafter acquired, together with all increased parts, fitting, accessories, equipment, and special tools now or hereafter affixed to any part thereof or used in connection therewith, and all products, additions, substitutions, accessions, and all cash and non-cash proceeds, including proceeds from insurance thereof;

                  (e) any and all general intangibles, including without limitation any and all trademarks, trade names, trademark registrations, trademark applications, service marks, service mark registrations, service mark applications, contracts, sanction agreements, racing contracts, sponsor contracts, and television contracts; and

                  (f) all proceeds and products of the foregoing in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the condition, operations, assets, business or prospects of WOWI taken as a whole, (b) WOWI's ability to pay the Obligations in accordance with the terms thereof, (c) the value of the Collateral, or the Secured Party's Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of the Secured Party's rights and remedies under this Agreement or the Note.

         "Note" shall mean that certain Promissory Note, of even date herewith, in the original principal amount of $3,003,185.27, and issued by WOWI as "maker" to Secured Party as "payee".

         "Obligations" shall mean all amounts owed by WOWI under the Note.

         "Permitted Encumbrances" shall mean (a) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by WOWI; provided, that, the Lien shall have no effect on the priority of the Liens in favor of the Secured Party or the value of the assets in which the Secured Party has such a Lien and a stay of enforcement of any such Lien shall be in effect; (b) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of WOWI's business with respect to obligations which are not due or which are being contested in good faith by WOWI; and (c) other Liens incidental to the conduct of WOWI's business or the ownership of its property and assets which were not incurred in



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connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the Secured Party's rights in and to the Collateral or which do not materially impair the use thereof in the operation of WOWI's business.

         "Termination Date" shall mean the date on which the Obligations are paid in full.

         "Uniform Commercial Code" shall mean the Uniform Commercial Code in effect in the State of Texas.

                                   ARTICLE II
                                SECURITY INTEREST

         2.1 Security Interest in the Collateral. To secure prompt payment to Secured Party of the Obligations, WOWI hereby assigns, pledges and grants to the Secured Party for the benefit of the Secured Party a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located. WOWI shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Secured Party's security interest and shall cause its financial statements to reflect such security interest.

         2.2 Perfection of Security Interest.

                  (a) The Secured Party and WOWI, hereby agree as follows:

                           (i) The Secured Party may at any time and from time
                  to time file financing statements, continuation statements and amendments thereto that describe the Collateral and which contain any other information required for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments. Such financing statements, continuation statements and amendments thereto may include generic descriptions of the Collateral and may be filed by Secured Party without WOWI's signature thereon. WOWI agrees to furnish any such information to the Secured Party promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Secured Party on behalf of WOWI.

                           (ii) WOWI shall, at any time and from time to time
                  take such steps as the Secured Party may reasonably request in writing to continue the perfection and priority of the Secured Party's security interest in any of the Collateral for the benefit of the Secured Party and of its rights therein, in any jurisdiction.

                           (iii) Nothing contained herein shall be construed to
                  narrow the scope of the Secured Party's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Secured Party except (and then only to the extent) mandated by applicable law.

                  (b) Contemporaneously herewith, WOWI covenants and agrees to deliver to the Secured Party any certificates of title, documents or instruments representing or evidencing the Collateral, with WOWI's endorsement thereon and/or accompanied by proper



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         instruments of transfer and assignment duly executed in blank, all in form and substance satisfactory to the Secured Party.

         2.3 Preservation of Collateral. Following the occurrence of an Event of Default (as defined in Section 2.15 below), in addition to the rights and remedies set forth in the Purchase Agreement, the Secured Party: (a) may at any time take such steps as the Secured Party deems necessary to protect the Secured Party's interest in and to preserve the Collateral, including the hiring of such security guards or the placing of other security protection measures as the Secured Party may deem appropriate; (b) may employ and maintain at WOWI's premises a custodian who shall have full authority to do all acts necessary to protect the Secured Party's interests in the Collateral; (c) may lease facilities to which the Secured Party may move all or part of the Collateral; and (d) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through WOWI's owned or leased property. WOWI shall cooperate fully with all of the Secured Party's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Secured Party may reasonably direct. All of the Secured Party's expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be added as additional principal to the Note.

         2.4 Maintenance. The Collateral shall be kept in good condition and operating order.

         2.5 Ownership of Collateral. WOWI shall be the sole owner of the Collateral, subject to the security interest granted to Secured Party hereunder, free from any setoff, claim, restriction, lien, security interest or encumbrance.

         2.6 Defense of the Secured Party's Interests. Until payment in full or other release of all of the outstanding Obligations, the Secured Party's interests in the Collateral shall continue in full force and effect. WOWI shall defend the Secured Party's interests in the Collateral against any and all Persons whatsoever. At any time following demand by the Secured Party for payment of all Obligations, the Secured Party shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained. If the Secured Party exercises this right to take possession of the Collateral, WOWI shall, upon demand, assemble it in the best manner possible and make it available to the Secured Party at a place reasonably convenient to the Secured Party. In addition, with respect to all Collateral, the Secured Party shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. WOWI shall, and each of the Secured Party may, at its option, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which the Secured Party holds a security interest to deliver same to the Secured Party and/or subject to the Secured Party's order and if they shall come into WOWI's possession, they, and each of them, shall be held by WOWI in trust as the Secured Party's trustee, and WOWI will immediately deliver them to the Secured Party in their original form together with any necessary endorsement.

         2.7 Compliance with Laws. WOWI shall comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of WOWI's business the non-compliance with which could reasonably be expected to have a Material Adverse Effect. WOWI may, however, contest or dispute any acts, rules, regulations, orders and directions of those bodies or officials in any reasonable



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manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of the Secured Party to protect the Secured Party's Lien on or security interest in the Collateral. The Collateral at all times shall be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

         2.8 Inspection of Premises. At all reasonable times the Secured Party shall have full access to and the right to audit, check, inspect and make abstracts and copies from WOWI's books, records, audits, correspondence and all other papers relating to the Collateral and the operation of WOWI's business. The Secured Party and its agents may upon reasonable advance notice, enter upon WOWI's and its subsidiaries' premises at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of WOWI's business, provided, however, the Secured Party shall conduct such inspections no more than one (1) time per year unless an Event of Default shall have occurred and be continuing, in which event there shall be no restrictions on the number of inspections the Secured Party may charge WOWI.

         2.9 Insurance. WOWI shall bear the full risk of any loss of any nature whatsoever with respect to the Collateral. At WOWI's own cost and expense, as applicable, in amounts and with carriers reasonably acceptable to the Secured Party, WOWI shall (a) keep the Collateral insured, as is customary in the case of companies engaged in businesses similar to that of WOWI; (b) furnish the Secured Party with (i) copies of all policies and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (ii) appropriate loss payable endorsements in form and substance satisfactory to the Secured Party, naming the Secured Party as a co-insured and loss payee as its interests may appear with respect to all insurance coverage referred to in clause (a) above, and providing (A) that all proceeds thereunder shall be payable to the Secured Party, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days' prior written notice is given to the Secured Party. In the event of any loss thereunder, the carriers named therein hereby are directed by the Secured Party, WOWI to make payment for such loss that would ordinarily be made payable to WOWI rather than to a third party to the Secured Party and not to WOWI and the Secured Party jointly. If any insurance losses are paid by check, draft or other instrument payable to WOWI and the Secured Party jointly, the Secured Party may endorse WOWI's name thereon and do such other things as the Secured Party may deem advisable to reduce the same to cash. The Secured Party is hereby authorized to adjust and compromise claims under insurance coverage referred to in clauses (a) and (b) above. All loss recoveries received by the Secured Party upon any such insurance may be applied to the Obligations, in such order as the Secured Party in its sole discretion shall determine. Any surplus shall be paid by the Secured Party to WOWI, or applied as may be otherwise required by law. Any deficiency thereon shall be paid by WOWI to the Secured Party, on demand.

         2.10 Failure to Pay Insurance. If WOWI fails to obtain insurance as hereinabove provided, or to keep the same in force, the Secured Party, if the Secured Party so elect, may obtain such insurance and pay the premium therefor and such expenses so paid shall be part of the Obligations.

         2.11 Payment of Taxes. WOWI will pay, when due, all taxes, assessments and other Charges lawfully levied or assessed upon WOWI or any of the Collateral including, without



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limitation, real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between WOWI and the Secured Party which the Secured Party may be required to withhold or pay or if any taxes, assessments, or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in the Secured Party's opinion, may possibly create a valid Lien on the Collateral, the Secured Party may without notice to WOWI pay the taxes, assessments or other Charges and each of WOWI hereby indemnifies and holds the Secured Party harmless in respect thereof. The Secured Party will not pay any taxes, assessments or Charges to the extent that WOWI has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest, administrative or judicial appeal or similar proceeding provided that any related tax lien is stayed and sufficient reserves are established to the reasonable satisfaction of the Secured Party to protect the Secured Party's security interest in or Lien on the Collateral. The amount of any payment by the Secured Party under this Section 2.11 shall be added to the Obligations and, until WOWI shall furnish the Secured Party with an indemnity therefor (or supply the Secured Party with evidence satisfactory to the Secured Party that due provision for the payment thereof has been made), the Secured Party may hold without interest any balance standing to WOWI's credit and the Secured Party shall retain its security interest in any and all Collateral held by the Secured Party.

         2.12 Exculpation of Liability. Nothing herein contained shall be construed to constitute the Secured Party as WOWI's agent for any purpose whatsoever, nor shall the Secured Party be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. The Secured Party, whether by anything herein or in any assignment or otherwise, does not assume WOWI's obligations under any contract or agreement assigned to the Secured Party, and the Secured Party shall not be responsible in any way for the performance by WOWI of any of the terms and conditions thereof.

         2.13 Financing Statements. No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

         2.14 Disposition of Collateral. No Collateral may be sold, leased or otherwise disposed of by WOWI outside the ordinary course of business, without the prior written consent of Secured Party.

         2.15 Event of Default. An Event of Default shall be as defined in the Note.

         2.16 Rights and Remedies. If any Event of Default shall occur, then, in each and every such case, Secured Party may, at any time thereafter exercise and/or enforce any of the following rights and remedies, at Secured Party's option: (a) take possession or control of, store, lease, sell or otherwise dispose of, all or any part of the Collateral; (b) take any other action which the Secured Party deems necessary or desirable to protect and realize upon its security interest in the Collateral; and (c) in addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by Secured Party under any other provisions of this Agreement, or as provided by applicable law (including, without limitation, the Uniform Commercial Code as in effect in the jurisdiction in which the Collateral is located (hereinafter referred to as the "UCC"). In taking possession of the Collateral, Secured Party may enter the WOWI's premises and otherwise proceed without legal process, if this can be done without breach of the peace. WOWI shall, upon Secured



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Party's demand, promptly make the Collateral or other security available to
Secured Party at a place designated by the Secured Party, which place shall be reasonably convenient to both parties.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         WOWI represents and warrants as follows:

         3.1 WOWI has full power, authority and legal right to grant to the Secured Party a security interest in the Collateral pursuant to this Agreement, and the execution and delivery of this Agreement has been duly authorized by WOWI.

         3.2 No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by WOWI to the Secured Party of a security interest in the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by WOWI.

         3.3 No part of the Collateral is used or was bought for personal, family or household purposes.

                                   ARTICLE IV
                          LIABILITY AND INDEMNIFICATION

         WOWI agrees to indemnify and to hold the Secured Party harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys' fees and disbursements) with respect to (a) any action taken or any omission by the Secured Party with respect to this Agreement, provided that the Secured Party's conduct does not constitute willful misconduct or gross (not mere) negligence, and (b) any claims arising out of Secured Party's security interest in the Collateral.

                                   ARTICLE V
             CONTINUING SECURITY INTEREST, ASSIGNMENT OF OBLIGATIONS

         This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, (b) be binding upon WOWI and its successors and assigns, (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns,
(d) constitute, along with the Purchase Agreement, the Note and the other agreements and instruments relating thereto, the entire agreement between WOWI and the Secured Party, and (e) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Upon the payment in full of the Obligations, the Secured Party, at the request and expense of WOWI, as the case may be, shall release the security interests in the Collateral granted herein and execute such termination statements as may be necessary therefor, to the extent that such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof.



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                                   ARTICLE VI
                              RETURN OF COLLATERAL

         Subject to any duty imposed by law or otherwise to the holder of any subordinate lien on the Collateral known to the Secured Party, and subject to the direction of a court of competent jurisdiction, upon the payment in full of the Obligations, WOWI shall be entitled to the return of all Collateral in the possession of the Secured Party, provided, however, that (a) the Secured Party shall not be obligated to return to WOWI or deliver to the holder of any subordinate lien any such Collateral until they are satisfied that all amounts with respect to the Obligations are no longer subject to being recaptured under applicable bankruptcy or insolvency laws or otherwise and (b) if the Secured Party determines not to return Collateral in its possession (pursuant to clause
(a) of this Article VI), the Secured Party shall turn over such possessory Collateral, upon the reasonable request of WOWI, as the case may be, and upon WOWI's grant of a second priority security interest in the possessory Collateral, as the case may be, to a replacement lender which requires a first priority interest in the possessory Collateral. Any return or turn over of Collateral, however effected, shall be without recourse to the Secured Party, and the Secured Party shall be entitled to receive appropriate documentation to such effect. The return of Collateral shall be affected without representation or warranty and shall not entitle WOWI to any right to any endorsement.

                                  ARTICLE VII
                                  MISCELLANEOUS

         7.1 Amendment; Waiver. No amendment or waiver of any provision of this Agreement nor consent to any departure by WOWI herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         7.2 Expenses. WOWI will upon demand pay to the Secured Party the amount of any and all reasonable expenses actually incurred, including the fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Secured Party hereunder, and (d) the failure by WOWI to perform or observe any of the provisions hereof.

         7.3 Notices. All notices, demands and requests of any kind which either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provision of the Purchase Agreement.

         7.4 Governing Law, Terms. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas without regard to its choice of laws principles. Unless otherwise defined herein or in the Purchase Agreement, terms defined in the Uniform Commercial Code are used herein as therein defined.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                             WOWI ACQUISITION, INC.


                                             By:  /s/ Paul A. Kruger
                                                ------------------------------
                                             Name: Paul A. Kruger, President


                                             WORLD OF OUTLAWS, INC.


                                             By:  /s/ Ted Johnson
                                                ------------------------------
                                             Name: Ted Johnson, President



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